                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                 The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                IMPORTANT NEWS

               [LOGO OF FIRST AUSTRALIA PRIME INCOME FUND, INC.]

                  THE FIRST AUSTRALIA PRIME INCOME FUND, INC

1. The EquitiLink Group, the current manager and investment adviser of the Fund, is being acquired by Aberdeen Asset Management, PLC.

2. Aberdeen is a publicly listed company based in the United Kingdom. It has offices in the United States, United Kingdom, Ireland, Luxembourg, Singapore and Hong Kong. With the acquisition of the EquitiLink Group, it will have offices in Australia and Jersey, Channel Islands. Aberdeen has total assets under management of approximately US$33 billion as of September 30, 2000.

3. Aberdeen's investment philosophy is similar to that of the EquitiLink group and it is expected that the EquitiLink investment team will remain under the new Aberdeen structure. The Fund will therefore continue to benefit from the skills and expertise of the current portfolio management and administrative team, thereby ensuring continuity and consistency of investment strategy, within a greater global structure brought by Aberdeen.

4. As a result of the change in ownership, you are being asked to approve new management and investment advisory contracts, which will remain substantially the same as the contracts currently in effect, except for the new initial two year terms and the effective dates.

5. The Board of Directors has approved the new management and advisory contracts. Your Board recommends that you vote in favor of the new management and investment advisory contracts.


 YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NEW INVESTMENT ADVISORY AND MANAGEMENT CONTRACTS. SIMPLY FILL IN THE ATTACHED PROXY CARD AND MAIL IT IN THE ENCLOSED ENVELOPE.

          PLEASE READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT.

[LOGO OF THE FIRST AUSTRALIA PRIME INCOME FUND, INC.]

                  The First Australia Prime Income Fund, Inc.

                                IMPORTANT NEWS

                               OCTOBER 31, 2000

For Shareholders of the First Australia Prime Income Fund, Inc. (the "Fund")

   While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some changes affecting the Fund which require a vote of shareholders.

                          Q&A: QUESTIONS AND ANSWERS

Q.  WHAT IS HAPPENING?

A. The EquitiLink Group ("EquitiLink") investment management businesses are being acquired by Aberdeen Asset Management PLC ("Aberdeen") (the "Transaction"). The manager of the Fund, EquitiLink International Management Limited (the "Manager"), and the investment adviser of the Fund, EquitiLink Australia Limited (the "Adviser"), are among the EquitiLink operations being acquired.

Q.  WHO IS ABERDEEN?

A. Aberdeen is a globally diversified investment management firm with approximately US$33 billion under management for institutional funds, investment trusts, unit trusts, offshore funds and individuals, as of September 30, 2000. Aberdeen is a publicly listed company in the United Kingdom. Aberdeen will bring to the Fund the benefits of greater resources, an extensive global coverage and great depth of experience in asset management. In particular, Aberdeen manages some 27 closed-end funds around the world. In addition to its UK offices, Aberdeen has offices in Ireland, Luxembourg, Singapore, Hong Kong, Fort Lauderdale, and Chicago. Its acquisition of EquitiLink will add offices in Australia and Jersey, Channel Islands, and will give it additional presence in North America, where EquitiLink has a New York City Office and a representative office in Toronto, Canada. Aberdeen also has a joint operating agreement with Phoenix Home Life Mutual Insurance Co. of Hartford, Connecticut.

Q.  WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON?

A. Shareholders are being asked to approve a new management agreement with the Manager and a new investment advisory agreement with the Adviser (the "New Agreements"). The New Agreements will commence following the closing of the Transaction.

Q.  WILL THERE BE CHANGES IN THE AGREEMENTS?

A. The New Agreements will be substantially the same in all respects as the current agreements, except for the new initial two year terms and the effective dates. There will be no changes in the rates of fees charged to the Fund under the New Agreements.

Q.  WILL THE TRANSACTION AFFECT THE DAY TO DAY OPERATIONS OF MY FUND?

A. Aberdeen's investment philosophy is similar to that of the EquitiLink Group, and there will be no change in the Fund's investment objective and policies. It is anticipated that the portfolio management personnel responsible for the Fund will remain substantially the same.

Q.  HOW WILL THE TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A. The Transaction will not cause any change in the way the Fund is managed, assuming shareholders of the Fund approve the new management and investment advisory agreements. Messrs. Freedman and Sherman are expected to continue as officers and directors of the Fund. The Fund will continue to benefit from the skills and expertise of the current team, thereby ensuring continuity and consistency of investment strategy, within a greater global structure brought by Aberdeen. Similarly, the Transaction will not affect the Fund's contractual relationships with its other service providers. Laurence Freedman and Brian Sherman, the two Joint Managing Directors of the Adviser and directors of the Manager, will resign those positions.

Q.  WILL THERE BE ANY BENEFITS TO SHAREHOLDERS FROM THE TRANSACTION?

A. Aberdeen is committed to the Fund and will bring to shareholders the benefit of its extensive experience in the management of closed-end funds, as well as Aberdeen's global facilities.

Q.  HOW DOES THE FUND'S BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A. The Board recommends you vote "YES" for the proposal. The Board appointed a Due Diligence Committee, composed of board members of the three U.S. closed-end funds (including your Fund) which are advised and managed by the Adviser and Manager, who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended) of Aberdeen or EquitiLink ("Non-Interested Directors"). After careful consideration, and with the assistance of an investigation of the Transaction by the Due Diligence Committee, the Fund's Board of Directors, including the Non-Interested Directors, recommend that you vote in favor of the proposal on the enclosed postage pre-paid proxy card. Shareholders of the Fund may also vote by telephone or internet. Simply follow the instructions on your proxy card.

Q.  HOW DO I GET MORE INFORMATION?

A. For more information, please call Innisfree M&A Incorporated, the Fund's proxy solicitor, at (877)-750-9499, or EquitiLink USA, Inc. Investor Relations at (800)-522-5465 or (212)-968-8800.

Q. WILL THE FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS TRANSACTION?

A.  No, EquitiLink and Aberdeen will bear these costs.

[LOGO OF THE FIRST AUSTRALIA PRIME INCOME FUND, INC.]

                                                   The First Australia Prime
                                                   Income Fund, Inc.
                                                   Gateway Center 3
                                                   100 Mulberry Street
                                                   Newark, New Jersey 07102

Dear Shareholder:

   As explained in the preceding "Question & Answer" statement, Aberdeen Asset Management PLC has entered into an agreement to acquire EquitiLink's investment management businesses, which includes the Manager and Adviser. It is necessary, in conjunction with the change in control of EquitiLink, for the shareholders of the Fund to approve new management and investment advisory agreements with the Manager and Adviser.

   Aberdeen is a UK listed investment management specialist with approximately US$33 billion, as of September 30, 2000, of funds under management. Aberdeen's investment philosophy is similar to that of EquitiLink and it is expected that the EquitiLink investment team will remain under the new Aberdeen structure, thereby ensuring continuity of investment strategy. Aberdeen is committed to the Fund and will bring to shareholders the benefit of its extensive experience in the management of closed-end funds, as well as Aberdeen's global investment capabilities.

   The following outlines important facts about the Transaction that apply to the Fund:

  -- The new investment advisory and management agreements that you are being asked to approve are substantially the same as those currently in effect, except for the new initial two year terms and the effective dates of the New Agreements.

  -- The Transaction is not intended to affect EquitiLink's day-to-day operations, its investment process, or its portfolio management team.

  -- The Transaction will not have an effect on the number of shares you own or the value of those shares.

  -- The rates of advisory fees and expenses paid by the Fund will not increase as a result of the Transaction.

  -- The investment objective of the Fund will remain the same.

  -- The Fund's contractual relationships with its other service providers, including the Fund's transfer agent and custodian, will not be affected.

  -- The Fund's Board of Directors, including those directors who are not "interested persons" of Aberdeen or EquitiLink have carefully reviewed the Transaction, and have concluded that the Transaction should cause no reduction in, and has the potential of enhancing, the quality of services provided to the Fund.

   THE FUND'S BOARD OF DIRECTORS BELIEVES THAT THE PROPOSAL SET FORTH IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THE FUND IS IMPORTANT AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

   Your vote is important, regardless of the number of shares you own. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE PRE-PAID RETURN ENVELOPE, OR VOTE BY TELEPHONE OR INTERNET. TO VOTE BY TELEPHONE OR INTERNET, YOU SHOULD FOLLOW THE INFORMATION CONTAINED ON YOUR PROXY CARD. If we do not receive your executed proxy after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Innisfree M&A Incorporated ("Innisfree"), who will assist you in voting your shares.

   YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSAL, APPROVING THE NEW MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS.

   Respectfully,

   /s/ Laurence S. Freedman           /s/ Brian M. Sherman
   Laurence S. Freedman               Brian M. Sherman
   Chairman                           President

   SHAREHOLDERS ARE URGED TO PROMPTLY COMPLETE THEIR PROXY BY MAIL, BY TELEPHONE OR THE INTERNET, SO AS TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                  The First Australia Prime Income Fund, Inc.
                               Gateway Center 3
                              100 Mulberry Street
                           Newark, New Jersey 07102

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               November 29, 2000

To the Shareholders of The First Australia Prime Income Fund, Inc. (the
"Fund")

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the Fund will be held at Hilton Newark Gateway, Raymond Boulevard, Newark, NJ 07102, on November 29, 2000, at 2:00 p.m., Eastern Time, for the following purpose:

    The shareholders of the Fund will be asked to approve a new management agreement with EquitiLink International Management Limited and a new investment advisory agreement with EquitiLink Australia Limited.

   The Board of Directors of the Fund has fixed the close of business on October 26, 2000 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment or postponement thereof.

   In the event that the necessary quorum to transact business at the Meeting is not obtained or a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of the adjournment. If a quorum is present, the proxy holders will vote those proxies required to be voted for the proposal with respect to which insufficient votes for approval have been received, in favor of such adjournment, and will vote those proxies required to be voted against the proposal, against adjournment.

                                      By order of the Board of Directors,

                                      Roy M. Randall, Secretary

Newark, New Jersey
October 31, 2000

   IMPORTANT: You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save EquitiLink the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                PROXY STATEMENT

                  The First Australia Prime Income Fund, Inc.
                               Gateway Center 3
                              100 Mulberry Street
                           Newark, New Jersey 07102

                                ---------------

                        Special Meeting of Shareholders
                               November 29, 2000

                                ---------------

GENERAL

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of The First Australia Prime Income Fund, Inc., a Maryland corporation (the "Fund"). The proxies will be voted at a Special Meeting of Shareholders (the "Meeting"), to be held at Hilton Newark Gateway, Raymond Boulevard, Newark, NJ 07102, on November 29, 2000, at 2:00 p.m., Eastern Time, and at any adjournment thereof. The sole purpose of the meeting is consideration of the following proposal (the "Proposal"):

    The shareholders of the Fund will be asked to approve a new management agreement with EquitiLink International Management Limited (the "Manager") and a new investment advisory agreement with EquitiLink Australia Limited (the "Adviser").

   This Proxy Statement, the Notice of Special Meeting, the Question & Answer Statement, and the proxy card are first being mailed to shareholders on or about October 31, 2000 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it in person at the Meeting, by mail (addressed to the Secretary at the principal office of The First Australia Prime Income Fund, Inc. at Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102); or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

   Shareholders may vote using the enclosed postage pre-paid proxy card. Shareholders may also vote by telephone or internet. To vote by telephone or internet, shareholders should follow the instructions contained on their proxy card.

   The presence at any shareholders meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business with respect to the Fund. In the event that the necessary quorum to transact business at the Meeting is not obtained or a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of the adjournment. If a quorum is present, the proxy holders will vote those proxies required to be voted for the Proposal with respect to which insufficient votes for approval have been received, in favor of such adjournment, and will vote those proxies required to be voted against the Proposal, against adjournment. For purposes of determining the presence of a quorum for transacting business at the Meeting and at any adjournment, abstentions will be treated as shares that are present but which have not been voted. Abstentions will have the effect of a vote against the Proposal. Accordingly, shareholders are urged to forward their voting instructions promptly. In the Proposal, shareholders of the Fund are asked to approve a new management agreement with the Manager and a new investment advisory agreement with the Adviser.

   In order to be approved, the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined by the Investment Company Act of 1940, as amended (the "1940 Act") and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

   Holders of record the shares of the Fund at the close of business on October 26, 2000 (the "Record Date"), will be entitled to one vote per share on all business to be conducted at the Meeting. As of October 26, 2000, the Fund had 267,377,298 shares of Common Stock, and 24,000 shares of Auction Market Preferred Stock, Series A-I, outstanding.

   The Fund provides periodic reports to all of its shareholders which highlight relevant information including investment results and a review of portfolio changes. You may receive an additional copy of the annual report of the Fund for the period ended October 31, 1999 and the semi-annual report for the six-month period ended April 30, 2000, without charge, by calling EquitiLink USA at (800) 522-5645 or (212) 968-8800, or write to EquitiLink USA, Inc. at 45 Broadway, 31st Floor, New York, NY 10006, or email:
InvestorRelations@equitilinkny.com; shareholders may also contact Innisfree M&A Incorporated at (877) 750-9499.

              PROPOSAL: APPROVAL OF THE NEW MANAGEMENT AGREEMENT
                   AND THE NEW INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

   The Manager and Adviser provide management and investment advisory services, respectively, to the Fund pursuant to a management agreement and an investment advisory agreement (the "Agreements"). The current Agreements (the "Current Agreements") for the Fund are as follows: the Management Agreement dated June 1, 1996, and the Advisory Agreement dated September 9, 1999.

   The terms and conditions of the proposed new Agreements ("New Agreements") are substantially the same as each of the Current Agreements, except for the new initial two-year terms and the effective dates of the New Agreements.

BACKGROUND INFORMATION

   The EquitiLink Group ("EquitiLink"), comprising the Fund's Manager and Adviser, is being acquired by Aberdeen Asset Management PLC ("Aberdeen"). Under applicable law, the Fund's management agreement with the Manager and its investment advisory agreement with the Adviser will automatically terminate at the time of the Aberdeen acquisition (the "Transaction").

   Established in 1981, the EquitiLink Group has grown into one of largest independently owned funds management companies in Australia and a specialist in Australian stocks and Australian and Asian bonds.

   In an increasingly globalized environment, EquitiLink is of the view that an association with a major company with greater global capabilities and reach represents a natural growth evolution. This will ensure that the Fund not only continues to benefit from the expertise and experience of the existing investment staff but also gains from greater capabilities brought by Aberdeen's global structure.

  Aberdeen Asset Management, PLC

   Aberdeen is a globally diversified investment management firm managing unit trusts, institutional funds, investment trusts and offshore funds for private individuals and institutions around the world. The group has a global presence with offices in the United States, Singapore, Hong Kong, the United Kingdom, Ireland and Luxembourg. With the acquisition of the EquitiLink Group, this coverage will extend to Australia. Additionally, Aberdeen also has a joint operating agreement with Phoenix Home Life Mutual Insurance Co. of Hartford, Connecticut.

   Aberdeen's shares are publicly held. Shareholders holding more than 5% of its outstanding shares are The Scottish Provident Institution (37.8%), Phoenix Home Life Mutual Insurance Co. (20.44%), and Shell Pension Fund (5.51%).

   The Aberdeen group has experienced substantial growth in recent years. It has expanded at an annual rate of 56.2% since 1995, through a combination of acquisitions and organic growth. As of September 30, 2000, Aberdeen had approximately US$33 billion in assets under management.

  Positive Implications for Shareholders

   The New Agreements for the Fund are substantially the same as the Current Agreements. With the existing investment management personnel remaining substantially in place, the current investment strategy will continue, thus ensuring consistency of investment management.

   In addition, Aberdeen will bring to the Fund the benefits of greater resources, an extensive global coverage and great depth of experience in asset management. In particular, Aberdeen manages some 27 closed-end funds around the world. The synergy between the EquitiLink and Aberdeen groups should enhance the research capabilities and management skills available to the Fund.

  The Transaction

   The Transaction involves the sale of all shares of the Manager, of EquitiLink Limited ("EL," parent of the Adviser) and of EquitiLink International (Channel Islands) Limited ("EICIL") with the result that all the Australian, United States and Canadian investment management business of the EquitiLink complex will be transferred to Aberdeen. This includes the Adviser's Australian funds management operation consisting of 12 wholesale unit trusts, 2 closed-end funds and several wholesale mandates; and the investment advisory, investment management, administrative, and investor relations services related to three U.S. funds, including the Fund (collectively, the "Funds") and two Canadian funds. The sale will be effected pursuant to a Share Sale Agreement between Aberdeen on the one side and EquitiLink Holdings Limited ("EHL") (parent of EL), EIML Australia Pty Limited (parent of the Manager) and the shareholders of EICIL on the other side. Total consideration for the sale is US$80 million, subject to certain adjustments. This consideration is payable in a combination of cash and preference shares to be issued by Aberdeen.

   In order for the aforementioned management and investment advisory services to continue to be performed by the Manager and Adviser, certain approvals of the New Agreements with the Manager and the Adviser need to be obtained by the Shareholders of the Funds, as well as by the directors and trustees of certain non-US funds, in addition to the approvals already obtained by the Funds' Boards of Directors. Approval must be received with respect to the foregoing funds representing at least 75% of the combined revenue estimated for those funds for the year ending June 30, 2000 for the sale to proceed. The Transaction is also contingent upon: Jersey (Channel Islands) regulatory approval of the sale of the Manager and consent of the Australian Foreign Investment Review Board for the purchase by Aberdeen of EL. Additionally, certain assets held by the EquitiLink entities being sold are not included in the sale and must be transferred out of the relevant company prior to the Transaction closing. This includes shares of certain Funds that are beneficially owned by EL and EUSA. These holdings will be transferred to EHL (or an affiliate). Other conditions include repayment of certain indebtedness by the Manager and EL and cancellation of an EquitiLink employee stock option plan. The Share Sale Agreement requires Messrs. Sherman and Freedman to sign one-year non-compete agreements and claims releases. Finally, Aberdeen's shareholders must approve the purchase. The closing is expected to occur three business days following approval of the Proposal by Fund shareholders. If the Proposal is not approved by all Funds, the closing may be delayed.

   The Transaction will not affect the day-to-day operations of the Fund or of its portfolio management teams. Laurence Freedman and Brian Sherman will resign as Joint Managing Directors of the Adviser and as directors of the Manager. Richard Fabricius of Aberdeen will be transferred to Sydney and will be appointed a director of EL and the Adviser. These changes are not expected to have a material effect on the Fund or the Manager or the Adviser. Messrs. Freedman and Sherman are expected to continue as officers and directors of the Fund. As noted earlier, the investment objective of the Fund will remain the same, and the transaction will have no effect on the number of shares outstanding or the net asset value of the Fund. The rates of management and advisory fees and expenses paid by the Fund will not increase as a result of the Transaction.

   Consummation of the Transaction would constitute an "assignment," as that term is defined in the 1940 Act, of the Fund's Current Agreements. As required by the 1940 Act, each Current Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, shareholders of the Fund must approve the New Agreements to permit the Manager and Adviser to continue to provide services to the Fund. Copies of the forms of the New Agreements are attached hereto as Exhibits A and B. EACH NEW AGREEMENT IS THE SAME IN EVERY MATERIAL RESPECT AS THE FUND'S CURRENT AGREEMENT, EXCEPT FOR THE NEW INITIAL TWO-YEAR TERMS AND THE EFFECTIVE DATE OF THE NEW AGREEMENT.

   The material terms of the Current and New Agreements are described under "Description of the Current and New Agreements" below.

BOARD OF DIRECTORS RECOMMENDATION

   On October 10, 2000, the Board of Directors of the Fund, including the directors who are not "interested persons" (as defined under the 1940 Act) of Aberdeen or EquitiLink ("Non-Interested Directors"), voted to approve the New Agreements for the Fund and to recommend their approval by Fund shareholders.

   For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Director's Evaluation" below.

   THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPROVAL OF THE NEW AGREEMENTS.

BOARD OF DIRECTOR'S EVALUATION

   At a telephonic meeting of the Boards of the Funds (collectively, the "Boards") held on September 7, 2000, representatives of EquitiLink described the proposed Transaction to the Boards and the anticipated effect and benefits for the Funds and their shareholders. The Boards appointed a Due Diligence Committee ("Committee"), including members of each Fund's Board, to investigate the Transaction in detail and provide a report to the Boards. The Committee held telephonic meetings on September 10, and September 26, 2000, at which information about the Transaction developed in advance of the meeting and distributed to the Committee was discussed. At the direction of the Committee, Fund counsel and a Committee member met on two separate occasions with Aberdeen representatives in the United Kingdom to discuss matters of particular concern to the Committee. Additionally, a Committee member met with an Aberdeen representative in Sydney, and Mr. Richard Fabricius, the Aberdeen representative who will be transferred to Sydney, met with Fund representatives in the United States. Finally, a video conference on October 2, 2000, that included Committee members, Fund counsel and Aberdeen representatives, provided an opportunity for further discussion of important issues. Thereafter, the Committee prepared a report concerning its investigations which was distributed to the full Boards.

   At an in-person meeting of the Board held on October 10, 2000, in addition to the Committee report, the Board was provided with information concerning the Transaction and the New Agreements and was informed of the standards they should apply in determining whether to approve the New Agreements. The additional information provided by the Manager and Adviser to the Board included a description of the Transaction and a discussion of how the Transaction would affect the ability of the Manager and Adviser to perform their duties as set forth in the New Agreements. The Board was also provided information comparing the fees to be charged under the New Agreements with those paid by comparable funds.

   The Board, including the Non-Interested Directors, considered all of the information presented at the October 10, 2000 meeting concerning the terms of the Transaction and the effect the Transaction would likely have on the duties of the Manager and Adviser to the Fund under the New Agreements.

   In the course of these discussions, the Manager and Adviser advised the Non-Interested Directors that they did not expect that the Transaction would have a material effect on the operations of the Fund or its shareholders. The Manager and Adviser also noted that the Transaction did not contemplate any changes in the operations of the Fund. The Manager and Adviser assured the Board that they would continue to provide the high quality of service they have provided in the past. The Adviser and Manager emphasized that the Transaction, if consummated, would provide them with access to Aberdeen's expertise in Asian securities and to Aberdeen's international investment management and operational facilities.

   During the course of their deliberations, the Non-Interested Directors considered the information provided by the Committee and by the Manager and Adviser. The Board also considered a variety of other factors, including the effect that the Transaction may have on the ability of the Manager and Adviser to perform their duties to the Fund under the New Agreements; the nature, quality and extent of the services furnished by the Manager and Adviser to the Fund; the investment record of the Manager and Adviser in managing the Fund; comparative data as to investment performance, advisory fees and other fees, including expense ratios; possible benefits to the Manager and Adviser and their affiliates from their services to the Fund; the financial resources of the Manager and Adviser before and after the Transaction; and the presence of appropriate incentives to assure that the Manager and Adviser will continue to furnish high quality services to the Fund and that current investment management personnel will be retained.

   In addition to the foregoing factors, the Non-Interested Directors gave careful consideration to the likely impact of the Transaction on the EquitiLink organization. In this regard, the Non-Interested Directors considered, among other things, the structure of the Transaction, whether there were appropriate assurances that Fund fees and expenses would not be increased, directly or indirectly, and the anticipated effects of the Transaction on EquitiLink's continuing financial strength and on the effectiveness of the Manager's and Adviser's operations. They considered evidence regarding Aberdeen's business and performance history and also information regarding Aberdeen's treatment of acquired entities. The Board noted that Aberdeen had built its business both internally and through acquisitions, and was informed that Aberdeen's acquisition of EquitiLink was consistent with Aberdeen's long-term growth strategy for expansion into Australia and to broaden its U.S. presence. It considered information bearing on the seriousness of Aberdeen's continued support for the Fund, noting consistencies between the investment philosophy of Aberdeen and EquitiLink as well as Aberdeen's experience with closed-end funds and issues related to that type of fund.

   Based on the foregoing, the Non-Interested Directors concluded that the Transaction should cause no reduction in the quality of services provided to the Fund and that certain benefits might flow to the Fund. Thus, the directors of the Fund, including the Non-Interested Directors, approved the New Agreements.

   The Board was advised that EquitiLink intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, the Board would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transaction.

   EquitiLink and Aberdeen have undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meeting of, the Fund's shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Fund.

DESCRIPTION OF THE CURRENT AND NEW AGREEMENTS

   The Management Agreement was last submitted to shareholders at a meeting held on March 15, 1990. At that meeting shareholders were asked to approve the Management Agreement in order to restructure the then-existing contractual arrangements to better reflect the business relationships among the parties. The Advisory Agreement was last submitted to shareholders at a meeting held on March 15, 1993. At that meeting shareholders were asked to approve amendments to the agreement in order to scale back the fee paid by the Adviser to the Manager with respect to Fund assets in excess of $1.2 billion.

   The following discussion is qualified in its entirety by reference to the forms of the New Agreements provided in Exhibits A and B.

   The New Agreements for the Fund are substantially the same as the Current Agreements for the Fund, except for the new initial two-year terms and the effective dates of the New Agreements.

  The Management Agreement

   The Management Agreement provides that the Manager will manage the Fund's investments and make investment decisions for the Fund in accordance with the Fund's investment objective, policies and limitations. The Manager will also select brokers and dealers to effect the Fund's portfolio transactions. The Management Agreement authorizes the Manager, at its own expense, to retain others to assist in performing its obligations, subject to compliance with applicable legal requirements.

   The Manager agrees to pay the salaries and expenses of all of its personnel and all expenses incurred by it arising out of its duties under the Management Agreement. The Fund bears its own expenses, as specified in the Agreement. In addition, certain expenses incurred by the Manager's employees who serve as officers and directors of the Fund may be reimbursed by the Fund under the Fund's policy governing reimbursement of Fund-related expenses. In return for the services provided by the Manager to the Fund. The Fund pays the Manager fees at the following annual rates, computed on the basis of the Fund's net asset value at the end of each week and payable at the end of each calendar month: 0.65% of average weekly net assets related to both common and preferred shares up to $200 million, 0.60% of such net assets between $200 million and $500 million, 0.55% of such net assets between $500 million and $900 million, 0.50% of such net assets between $900 million and $1.75 billion, and 0.45% of such net assets in excess of $1.75 billion.

   The Management Agreement has an initial term of two years, with continuation thereafter subject to yearly approval by the Board or Fund shareholders, as well as by the Non-Interested Directors. The Management Agreement may be terminated at any time, without payment of penalty, on 60 days' written notice by the Board or by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Manager upon 90 days' written notice. The Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

   The Management Agreement provides that the Manager is not liable for any error of judgment or any loss suffered by the Fund, in connection with matters to which the Agreement relates, except a loss resulting from breach of fiduciary duty with respect to the receipt of compensation (subject to applicable legal limits) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard by the Manager of its obligations and duties under the Management Agreement.

   The Management Agreement provides that the Manager and its affiliates may provide similar services to other funds and clients and may engage in other activities. It also provides that investment opportunities shall be allocated among the Fund and other clients in a fair and equitable manner.

   During the fiscal year ended October 31, 1999, the fees paid to the Manager by the Fund under its Current Management Agreement amounted to US$ 12,366,523.

  The Investment Advisory Agreement

   The Investment Advisory Agreement provides that the Adviser will make recommendations to the Manager as to specific portfolio securities to be purchased, retained or sold by the Fund and that the Adviser will obtain related research and statistical data.

   For these services, the Adviser receives the following fees from the Manager, calculated on the basis of the Fund's assets at the end of each week and paid at the end of each calendar month: 0.25% of such net assets (including both common and preferred stock) up to $1.2 billion, and 0.20% of such assets in excess of $1.2 billion.

   The Investment Advisory Agreement also provides that the Adviser agrees to pay the salaries and expenses of all of its personnel and all expenses incurred by it arising out of its duties under the agreement. However, certain expenses incurred by the Adviser's employees who serve as officers and directors of the Fund may be reimbursed by that Fund under the Fund's policy governing reimbursement of Fund-related expenses.

   During the fiscal year ended October 31, 1999, the fees paid to the Adviser by the Manager under its Current Investment Advisory Agreement amounted to US$ 5,352,389.

   The provisions of the Investment Advisory Agreement regarding liability, non-exclusivity of services, allocation of investment opportunities, duration and termination are comparable to those of the Management Agreement.

   If the New Agreements are not approved by Fund shareholders, Aberdeen may terminate the Transaction. In such event, the Current Agreements will remain in full force and effect until such time as the Board, subject to applicable law, determines that some other course of action is appropriate for the Fund and its shareholders.

INVESTMENT MANAGER AND ADVISER

   The Manager, P.O. Box 578, 17 Bond Street, St. Helier, Jersey JE45X8, Channel Islands, UK, a Jersey, Channel Islands corporation, was established in October 1985. The Adviser, 190 George Street, Sydney, NSW 2000, Australia, a New South Wales, Australia corporation, was established in April 1981. The Manager and Adviser provide investment advice to the Fund and to certain other funds that are both registered and not registered in the United States.

   Laurence Freedman and Brian Sherman, 190 George Street, Sydney, NSW 2000, Australia, are principally employed as Joint Managing Directors of the Adviser, and as directors of the Manager; they are also directors and officers of the Fund. Each of them will resign as Joint Managing Directors of the Adviser and as directors of the Manager, but each is expected to continue his positions as officer and director of the Fund. In addition to Messrs. Freedman and Sherman, the directors of the Adviser and their principal occupations are:
Ouma Sananikone, Chief Executive Officer of the Adviser; Barry Sechos, General Counsel of the Adviser; and Vincent Parrot, Chief Investment Officer of the Adviser. The address of all the directors of the Adviser is 190 George Street, Sydney, NSW 2000, Australia.

   Mr. David Manor, P.O. Box 578, 17 Bond Street, St. Helier, Jersey, Channel Islands, JE45X8, is principally employed as Managing Director of the Manager. In addition to Mr. Manor, the directors of the Manager and their principal occupations are: Richard Strickler, Managing Director of EquitiLink USA, Inc., 45 Broadway, 31st Floor, New York, NY 10006; Eugene Wolfson, stock broker, One Exchange Place, Suite 517, Jersey City, NJ 07302; Henry Lipworth, attorney, Flat 1, 26 Belsize, London, NW3 5AB, England UK; and Laurence Freedman and Brian Sherman, Joint Managing Directors of the Adviser, 190 George Street, Sydney, NSW 2000, Australia.

   The ultimate beneficial owners of approximately 85% of EquitiLink are interests controlled by Laurence Freedman and Brian Sherman; associates of Laurence Freedman and Brian Sherman hold the remaining 15%.

ADMINISTRATOR

   The Administrator is Prudential Investments Fund Management LLC, Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102, (800) 451-6788.

REQUIRED VOTE

   Approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as defined herein on page two. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.

                            ADDITIONAL INFORMATION

GENERAL

   The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by EquitiLink and Aberdeen. In addition to solicitation by mailing of this proxy statement, Innisfree M&A Incorporated ("Innisfree") is engaged by the Adviser and Manager to assist in the solicitation of proxies. The anticipated cost of Innisfree's services is estimated to be appropriately $250,000. This cost will be paid by EquitiLink and Aberdeen. As the meeting date approaches, certain shareholders of the Fund may receive a phone call from an Innisfree representative if the Fund has not yet received their vote. Innisfree may obtain authorization from shareholders by telephonic or electronically transmitted instructions to execute proxies on their behalf. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

   If a shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically, or electronically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

BENEFICIAL OWNERSHIP

   To the best of the Fund's knowledge, based on filings made with the Securities and Exchange Commission, the Fund does not have beneficial holders of 5% or more of the Fund's outstanding voting securities, as of September 30, 2000.

   The table below sets forth the number of shares of the Fund owned directly or beneficially by the directors and executive officers of the Fund as of September 30, 2000 and the percentage of the Fund that this amount represents. (Directors who do not own any shares have been omitted from the table.)
                  The First Australia Prime Income Fund, Inc.


                                      Shares of Common Stock
                                     Beneficially Owned and %
       Name of Directors and         of Total Outstanding on
       Executive Officers             September 30, 2000 (1)
       ---------------------         ------------------------
       Anthony E. Aaronson ++                  500
        116 South Anita Avenue
        Los Angeles, CA 90049

       David Lindsay Elsum, A.M. ++           1,000
        9 May Grove
        South Yarra, Victoria 3141
        Australia

       Laurence S. Freedman *                 88,139
        Level 3
        190 George Street
        Sydney, N.S.W. 2000
        Australia

       Harry A. Jacobs, Jr. *^                11,136
        One New York Plaza
        New York, NY 10292

       William J. Potter +                     236
        236 West 27th Street
        New York, NY 10001

       Peter D. Sacks ++                       250
        Toron Capital Markets Inc.
        445 King Street West
        4th Floor
        Toronto, Ontario
        M5V 1K4 Canada

       Brian M. Sherman *                     88,139
        Level 3
        190 George Street
        Sydney, N.S.W. 2000
        Australia

-------------------
(1) As controlling shareholders of the Manager, Messrs. Freedman and Sherman share voting and investment power for 88,139 shares of the Fund's common stock owned by the Manager. With the exception of those 88,139 shares, which constitute .03% of the outstanding shares of common stock of the Fund, all shares listed in this table are owned with sole voting and investment power. In the aggregate, all the shares in the table represent approximately .04% of the total shares of common stock outstanding as of September 30, 2000. No other director or executive officer owns 1% or greater of the outstanding shares of the Fund. No director or executive officer of the Fund owns any preferred stock. The information provided as of September 30, 2000 is based on statements furnished to the Fund by the directors and officers.

* Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager or investment adviser. Mr. Jacobs is deemed to be an interested person of the Fund because of his affiliation with Prudential Securities Incorporated, a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act"). Messrs. Freedman and Sherman are deemed to be interested persons because of their affiliation with the Manager and Adviser, or because they are officers of the Fund or both.

+  A member of the Contract Review Committee.

++ A member of the Audit Committee.

^ Harry A. Jacobs, Jr.'s 11,136 shares are held in two Trusts for the benefit of his children. Mr. Jacobs is a Trustee of the two Trusts and shares dispositive power with another Trustee. Mr. Jacobs disclaims any beneficial ownership with respect to these shares.

PROPOSALS OF SHAREHOLDERS

   The deadline for the shareholders of the Fund for submitting proposals to be included with the Fund's proxy materials for the 2001 Annual Meeting of Shareholders of the Fund was September 1, 2000. Shareholders wishing to present proposals at the 2001 Annual Meeting of Shareholders of the Fund which would not be included in the Fund's proxy materials should send written notice of such proposals to the Secretary of the Fund by December 22, 2000, but no earlier than November 22, 2000, in the form prescribed in the Fund's By-Laws.

   PLEASE TAKE A FEW MOMENTS TO COMPLETE YOUR PROXY PROMPTLY. YOU MAY DO SO BY MAILING THE PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

                                      By order of the Board of Directors,

                                      Roy M. Randall, Secretary

                                                                      EXHIBIT A

                  THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

                             MANAGEMENT AGREEMENT

   Agreement executed this        day of       , 19 , between The First
Australia Prime Income Fund, Inc. (the "Fund") a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act"), and EquitiLink International Management Limited, a Jersey, Channel Islands corporation (the "Investment Manager").

   Whereas, the Fund is a closed-end management investment company; and

   Whereas, the Fund engages in the business of investing its assets in the manner and in accordance with its stated current investment objective and restrictions;

   Now Therefore, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

   1. Obligations.

   1.1 The Investment Manager will manage, in accordance with the Fund's stated investment objective, policies and limitations and subject to the supervision of the Fund's Board of Directors, the Fund's investments and will make investment decisions on behalf of the Fund including the selection of and placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Investment Manager shall give the Fund the benefit of the Investment Manager's best judgment and efforts in rendering services under this Agreement.

   1.2 The Fund will pay the Investment Manager a fee at the annual rate of 0.65% of the Fund's average weekly net assets applicable to shares of common stock and shares of preferred stock up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 and $900 million, 0.50% of such assets between $900 million and $1,750 million and 0.45% of such assets in excess of $1,750 million, computed based upon net asset value applicable to shares of common stock and shares of preferred stock at the end of each week and payable at the end of each calendar month.

   1.3 In rendering the services required under this Agreement, the Investment Manager may, at its expense, employ, consult or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, the Investment Manager may not retain any person or company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Fund unless (i) the Fund is a party to the contract with such person or company and (ii) such contract is approved by a majority of the Fund's Board of Directors and a majority of Directors who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Fund, the Investment Manager, or any such person or company retained by the Investment Manager, and is approved by the vote of a majority of the outstanding voting securities of the Fund to the extent required by the 1940 Act.

   2. Expenses. The Investment Manager shall bear all expenses of its employees, except as provided in the following sentence, and overhead incurred in connection with its duties under this Agreement and shall pay all salaries and fees of the Fund's Directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Manager. The Fund will bear all of its own expenses, including: expenses of organizing the Fund; fees of the Fund's Directors who are not interested persons (as defined in the 1940 Act) of any other party; out-of-pocket expenses for all Directors and officers of the Fund, including expenses incurred by the Manager's employees, who serve as Directors and officers of the Fund, which may be reimbursed by the Fund under the Fund's policy governing reimbursement of Fund-related expenses; and other expenses incurred by the Fund in connection with meetings of Directors and shareholders; interest expense; taxes and governmental fees including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund's shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; and the expenses of shareholders' meetings and of the preparation and distribution of proxies and reports to shareholders.

   3. Liability. The Investment Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement.

   4. Services Not Exclusive. It is understood that the services of the Investment Manager are not deemed to be exclusive, and nothing in this Agreement shall prevent the Investment Manager or any affiliate, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of the Investment Manager desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will be allocated among the Investment Manager's clients, including the Fund, in a manner that is fair and equitable in the judgment of the Investment Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

   5. Duration and Termination. This Agreement shall become effective upon shareholder approval thereof as required under the 1940 Act and shall continue in effect for two (2) years from the date of its execution. If not sooner terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of twelve months thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Fund's Board of Directors who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund's entire Board of Directors. Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund upon at least sixty (60) days' written notice to the Investment Manager or by the Investment Manager upon at least ninety (90) days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

   6. Miscellaneous.

   6.1 This Agreement shall be construed in accordance with the laws of the State of New York, provided that nothing herein shall be construed as being inconsistent with the 1940 Act and any rules, regulations and orders thereunder.

   6.2 The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

   6.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to that extent, the provisions of this Agreement shall be deemed to be severable.

   6.4 Nothing herein shall be construed as constituting the Investment Manager an agent of the Fund.

   In Witness Whereof, the parties hereto have caused this Agreement to be executed effective as of the day and year first above written.

                                      The First Australia Prime Income Fund,
                                       Inc.

                                      By: _____________________________________
                                        Title:

                                      Equitilink International Management
                                       Limited

                                      By: _____________________________________
                                        Title:

                                                                      EXHIBIT B

                  THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

                         INVESTMENT ADVISORY AGREEMENT

   Agreement executed this [ ] day of [    ] among The First Australia Prime
Income Fund, Inc. (the "Fund") a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act"), and EquitiLink International Management Limited, a Jersey, Channel Islands corporation (the "Investment Manager"), and EquitiLink Australia Limited, a New South Wales, Australia corporation (the "Investment Adviser").

   Whereas, the Fund is a closed-end management investment company;

   Whereas, the Fund engages in the business of investing and reinvesting its assets in the manner and in accordance with its stated investment objectives and restrictions;

   Whereas, the Fund has entered into a management agreement with the
Investment Manager dated [     ], as amended from time to time (the
"Management Agreement"), pursuant to which the Investment Manager will manage the Fund's investments and will make investment decisions on behalf of the Fund for which the Investment Manager will receive a monthly fee from the Fund as specified in the Management Agreement;

   Whereas, in connection with rendering the services required under the Management Agreement, the Investment Manager is permitted to retain, at its expense and in the manner set forth in the Management Agreement, investment advisers to assist it in carrying out its obligations to the Fund under the Management Agreement;

   Whereas, the Investment Manager wishes to retain the Investment Adviser to assist it in carrying out its obligations to the Fund under the Management Agreement, and the Investment Adviser is willing to furnish such assistance to the Investment Manager, in connection with the services specified below with regard to the Fund; and

   Whereas, the Fund hereby appoints the Investment Adviser to provide the investment advisory services specified below with regard to the Fund, and the Investment Adviser hereby accepts such appointment;

   Now, Therefore, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

  I. Investment Adviser.

    A. The Investment Adviser will make recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund and will provide or obtain such research and statistical data as may be necessary connection therewith. The Investment Adviser shall give the Investment Manager (and the Fund) the benefit of the Investment Adviser's best judgment and efforts in rendering services under this Agreement.

    B. The Investment Manager will pay the Investment Adviser a fee computed at the annual rate of 0.25% of the Fund's average weekly net assets applicable to the shares of common stock and shares of preferred stock up to $1,200 million and 0.20% of such assets in excess of $1,200 million, computed based upon net asset value applicable to shares of common stock and shares of preferred stock at the end of each week and payable at the end of each calendar month.

  II. Expenses. The Investment Adviser shall bear all expenses of its respective employees, except certain expenses incurred by the Investment Adviser's employees who serve as officers and directors of the Fund which are reimbursed by the Fund under the Fund's policy governing reimbursement of Fund-related expenses. The Investment Adviser shall bear all overhead incurred in connection with its duties under this Agreement and shall pay all salaries and fees of the Fund's directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Adviser but who are not interested persons of the Investment Manager.

  III. Liability. Neither the Investment Manager nor the Investment Adviser shall be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager or the Investment Adviser, as appropriate, in the performance of, or from reckless disregard by such party of such party's obligations and duties under, this Agreement.

  IV. Services Not Exclusive. It is understood that the services of the Investment Manager and the Investment Adviser are not deemed to be exclusive, and nothing in this Agreement shall prevent the Investment Manager or the Investment Adviser, or any affiliate of either of them, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of the Investment Manager or the Investment Adviser desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will be allocated among the clients of each in a manner that is fair and equitable in the judgment of the Investment Manager and the Investment Adviser in the exercise of their fiduciary obligations to the Fund and to such other clients.

  V. Duration and Termination. This Agreement is effective upon shareholder approval thereof as required under the 1940 Act and shall continue in effect until February 1, 1994. If not sooner terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of twelve months thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Fund's Board of Directors who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either (a) the vote of majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund's entire Board of Directors. Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund upon at least sixty (60) days' written notice to the Investment Manager and the Investment Adviser, or by either the Investment Manager or Investment Adviser upon at least ninety (90) days' written notice to the Fund and the other party but any such termination shall not affect continuance of this Agreement as to the remaining parties. This Agreement shall automatically terminate as to any party in the event of its assignment (as defined in the 1940 Act).

  VI. Miscellaneous.

    A. This Agreement shall be construed in accordance with the laws of the State of New York, provided that nothing herein shall be construed as being inconsistent with the 1940 Act and any rules, regulations and orders thereunder.

    B. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

    C. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to that extent, the provisions of this Agreement shall be deemed to be severable.

    D. Nothing herein shall be construed as constituting any party an agent of the Fund or of any other party.

   In Witness Whereof, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                      The First Australia Prime Income Fund,
                                       Inc.


                                      By: _____________________________________
                                        Title:

                                      Equitilink International Management
                                       Limited


                                      By: _____________________________________
                                        Title:

                                      Equitilink Australia Limited


                                      By: _____________________________________
                                        Title:

                  IMPORTANT DATES:

                  RECORD DATE:    OCTOBER 26, 2000
                  MEETING DATE:   NOVEMBER 29, 2000 AT 2:00 p.m. Eastern Time
                                  Hilton Newark Gateway
                                  Raymond Boulevard
                                  Newark, New Jersey

                  FOR MORE INFORMATION, PLEASE CONTACT:

                  Investor Relations:
                                  EquitiLink USA, Inc.
                                  (800) 522-5465
                                  (212) 968-8800
                                  InvestorRelations@equitilinkny.com
                                  45 Broadway, 31st Floor
                                  New York, NY 10006

                  Proxy Solicitor:
                                  Innisfree M&A Incorporated (877) 750-9499

                   THE FIRST AUSTRALIA PRIME INCOME FUND, INC.


Your vote is important. Please take a moment now to vote your shares of The First Australia Prime Income Fund, Inc. for the upcoming Special Meeting of Stockholders.

                    YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

1. Vote by Telephone: This method of voting is available for residents of the U.S. and Canada. On a touch-tone telephone, call TOLL FREE 1-888-216-1353, 24 hours a day, 7 days a week. You will be asked to enter the Control Number below followed by the pound sign (#). Then, if you wish to vote as recommended by the Board of Directors, simply press 1. If you do not wish to vote as the Board recommends, respond to the few simple prompts.

                                       OR

2. Vote by Internet: Visit the Internet voting Website at http://www.proxyvotenow.com/aus and respond to a few simple prompts after entering the Control Number below.


                        --------------------------------
                             Your Control Number is:


                        For Telephone of Internet Voting
                        --------------------------------

 .    Your Telephone or Internet vote authorizes the named Proxies to vote your shares in the same manner as if you had marked, signed and returned your proxy card.

 .    You may vote by Telephone or Internet anytime until 5:00 p.m. Eastern time,
     November 28, 2000.

                                       OR

3. Vote by Mail: If you do not have access to a touch-tone telephone or to the Internet, complete and return the proxy card below in the envelope provided.

 .    Do not return your Proxy Card if you are voting by Telephone or Internet.

PROXY             THE FIRST AUSTRALIA PRIME INCOME FUND, INC.             PROXY

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              Special Meeting of Shareholders -- November 29, 2000

The undersigned hereby appoints Laurence S. Freedman, William J. Potter, and Brian M. Sherman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock and the Auction Market Preferred Stock Series A-I of The First Australia Prime Income Fund, Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders of The First Australia Prime Income Fund, Inc. to be held at the Hilton Newark Gateway, Raymond Boulevard, Newark, New Jersey on November 29, 2000 at 2:00 p.m., (Eastern time), and at any adjournment or postponement thereof. By signing this proxy card on the reverse side, the undersigned authorizes the appointed proxies to vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

-------------------------                     -------------------------

-------------------------                     -------------------------

-------------------------                     -------------------------

[X]     PLEASE MARK VOTE
        AS IN THIS EXAMPLE

This proxy, when properly executed, will be voted in the manner directed. If no direction is made, this proxy will be voted FOR the Proposal.

================================================================================
                   THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
================================================================================

         COMMON STOCK AND THE AUCTION MARKET PREFERRED STOCK SERIES A-I

Mark box at right if address change or comment has been noted              [ ]
on the reverse side of this card.



                        THE BOARD OF DIRECTORS RECOMMENDS
                           YOU VOTE FOR THE PROPOSAL.


1. To approve a new management agreement with EquitiLink International Management Limited and a new investment advisory agreement with EquitiLink Australia Limited.

                    For             Against           Abstain
                    [ ]               [ ]               [ ]



Please be sure to sign and date this Voting Instruction Card.

-------------------------------------------------------------
Date

-------------------------------------------------------------
Shareholder sign here

-------------------------------------------------------------
Co-owner sign here


Please sign exactly as name(s) appear(s) on this proxy card. If signing for a corporation or partnership or as an agent or attorney, indicate the capacity in which you are signing. If signing as trustee, custodian or other fiduciary, please state your title.